Exhibit 10.2
                                    AGREEMENT



     This Agreement (this "Agreement") is made as of June 16, 2004 by and between TURNBERRY/LAS VEGAS BOULEVARD, L.L.C., a Nevada limited liability company ("Turnberry"), TURNBERRY/LAS VEGAS BOULEVARD, L.P. ("Member") and ORION CASINO CORPORATION, a Nevada corporation ("Orion").


                                    RECITALS


     WHEREAS, Soffer/Cherry Hill Partners, Limited Partnership, a Florida limited partnership ("Maker"), has executed and delivered a certain Promissory Note dated of even date herewith payable to the order of Orion in the original principal amount of $35,842,027.00 (the "New Note"), evidencing the Maker's indebtedness in that sum to Orion. As an inducement to Orion to accept such New
Note in payment of a portion of the purchase price of a Promissory Note (the "Turnberry Note") dated May 18, 2000 in the original principal amount of $23,000,000 made by Turnberry and payable to Orion (and which is being sold by Orion), Turnberry and Member have agreed to execute this Agreement;

     NOW, THEREFORE, in consideration of the premises and agreements set forth herein the parties to this Agreement intending to be legally bound, hereby agree as follows:

     1. Incorporation of Recitals. The recitals set forth in the introductory paragraphs to this Agreement entitled "RECITALS" are, by this reference, incorporated into and deemed a part of this Agreement.

     2. Sale of El Rancho Property or Interests in Turnberry. The parties hereto hereby agree that upon the earlier to occur of (i) the sale or other disposition in one (1) or more transactions by Turnberry of all or a portion of the real property located at the northeast corner of Las Vegas Boulevard South and Riviera Boulevard, Clark County, Nevada, as more fully described in that Agreement of Sale, dated as of March 1, 2000, between Orion and Turnberry (the "El Rancho Property"), other than to one (1) or more Affiliates (as defined in the New Note) of Jeffrey Soffer, or (ii) the sale or other disposition in one
(1) or more transactions by Jeffrey Soffer or his Affiliates of all or a portion of their direct or indirect ownership interests in Turnberry, other than to one
(1) or more Affiliates of Jeffrey Soffer,  which, in the case of each of clauses
(i) and (ii), occurs on or before July 31, 2005, then Orion may, at its option, accelerate the payment of the New Note and Turnberry and/or Member shall pay or cause to be paid as a prepayment of the obligations due under the New Note:

          (A) in the event of a sale or other  disposition  described  in clause
     (i) above, fifty percent (50%) of the El Rancho Net Proceeds. For purposes of this provision, "El Rancho Net Proceeds" shall mean the proceeds of such sale or other disposition (including obligations assumed by the transferee or which the transferee directly or indirectly takes subject to) less (1) all expenses of the sale, (2) all debt on the El Rancho Property, Turnberry, or the direct or indirect ownership interests in Turnberry, to the extent proceeds of such debt were used in connection with the El Rancho property, but exclusive of the Turnberry Note, and (3) $10,000,000, which shall be retained by Turnberry; or

          (B) in the event of a sale or other  disposition  described  in clause
     (ii) above, fifty percent (50%) of the Turnberry Net Proceeds. For purposes of this provision, "Turnberry Net Proceeds" shall mean the proceeds of such sale or other disposition (including obligations assumed by the transferee or which the transferee directly or indirectly takes subject to) less (1) all expenses of the sale, (2) all debt (other than assumed debt) on the El Rancho Property, Turnberry or the direct or indirect ownership interests in Turnberry to the extent proceeds of such debt were used in connection with the El Rancho property, but exclusive of the Turnberry Note, and (3) $10,000,000, which shall be retained by the owners in Turnberry; or

          (C) in the event of a sale of a portion of the El Rancho Property or a portion of the direct or indirect ownership interests in Turnberry, other than to an Affiliate (as defined in the New Note) of Jeffrey Soffer, then the July 31, 2005 date in the initial paragraph of this Section 2 shall be extended to January 31, 2006, so that, if a subsequent sale shall occur prior to January 31, 2006, such sale shall be aggregated with the prior sale in determining whether such transactions give rise to the prepayment obligation and the amount of the prepayment;

provided, however, that any such prepayment shall not exceed, in the aggregate, the then-outstanding balance due under the New Note. Turnberry and/or Member shall notify Orion of any such transaction at least one (1) business day prior to the closing thereof. In the event of any such transaction giving rise to a prepayment obligation, Turnberry and/or Member shall provide such documentation as Orion may reasonably request, and shall provide access to appropriate books and records as reasonably requested by Orion, so that Orion can verify any amounts owing hereunder.

     3. Miscellaneous.

     (a) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

     (b) Counterparts. This Agreement may be executed by the different parties hereto in any number of separate counterparts, each of which, when so executed and delivered, either personally or by facsimile transmission with confirmation of delivery, shall be an original, and all such counterparts shall together constitute one and the same instrument. Any party that delivers its original counterpart signature to this Agreement by facsimile transmission hereby covenants to personally deliver its original counterpart signature promptly thereafter to the other parties.

     (c) Governing Law. This Agreement is made in and shall be construed in accordance with and governed by the substantive laws of the State of Nevada without reference to conflict of laws principles.

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


     (d) Notices. All notices permitted or required under this Agreement shall be in writing, and shall be (a) sent by registered or certified mail, postage prepaid, (b) sent by a national overnight courier service, (c) sent by facsimile transmission (with electronic confirmation), or (d) hand delivered, addressed to the addressee at the addresses set forth below:

         If to Turnberry or Member:    Turnberry/Las Vegas Boulevard, L.L.C.
                                       19495 Biscayne Boulevard, Suite 400
                                       Aventura, FL 33180
                                       Attention: Legal Department
                                       Fax: (305) 933-5535

                  with copies to:      Jack J. Kessler
                                       Buchanan Ingersoll
                                       One Oxford Centre, 20th Floor
                                       301 Grant Street
                                       Pittsburgh, PA  15219
                                       Fax:  (412) 562-1041

                  If to Orion:         Orion Casino Corporation
                                       c/o ITG Vegas, Inc.
                                       One East 11th Street, Suite 500
                                       Riviera Beach, FL  33404
                                       Attention: Mr. Francis W. Murray
                                       Fax: (561) 845-1201

                  with a copy to:      David S. Petkun, Esquire
                                       Cozen and O'Connor
                                       1900 Market Street
                                       Philadelphia, PA 19103
                                       Fax: (215) 665-2013

or at such other address as the addressee may designate by notice given in accordance with this paragraph.

          Notices shall be deemed received by the addressee (a) if sent by mail, two business days after properly delivered to the U.S. Postal Service, (b) if sent by overnight courier, one business day after delivered to the overnight courier service, (c) if transmitted by facsimile, upon proper transmission to the addressee, and (d) if hand delivered, upon delivery.

                            [SIGNATURE PAGE FOLLOWS]


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


                      [SIGNATURE PAGE 1 OF 1 OF AGREEMENT]

     IN WITNESS WHEREOF, this Amendment has been executed as of the day first above written.

                                   TURNBERRY/LAS VEGAS BOULEVARD, L.L.C.

                                   By: Turnberry/Las Vegas Boulevard, L.P., its sole member

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                   TURNBERRY/LAS VEGAS BOULEVARD, L.P.


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________


                                   ORION CASINO CORPORATION

                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________



Acknowledged this 16th day of June, 2004.

SOFFER/CHERRY HILL PARTNERS,
LIMITED PARTNERSHIP, a Florida limited partnership

By:      SOFFER/CHERRY HILL, LLC, a Florida limited
         liability company, its sole General Partner



         By:______________________________
         Name:____________________________
         Title:___________________________



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